SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2004

FIFTH THIRD BANCORP

(Exact name of registrant as specified in its charter)

Ohio	0-8076	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio		45263
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 534-5300

Not Applicable

(Former name or address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On March 22, 2004, Fifth Third Bancorp issued a news release. This news release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 – Fifth Third Bancorp News Release dated March 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

March 22, 2004	/s/ Neal E. Arnold
Neal E. Arnold
Executive Vice President and Chief Financial Officer